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                                                                   Exhibit 10.44

                Option for the Purchase of Shares of Common Stock
                -------------------------------------------------

                                                                   25,000 Shares

FOR VALUE RECEIVED, CECO Environmental Corp. (the "Company"), hereby certifies that Jason DeZwirek, or a permitted assign thereof, is entitled to purchase from the Company, at any time or from time to time commencing April 5, 2002, and prior to 5:00 P.M., P.S.T., on October 5, 2011, Twenty-five Thousand (25,000) fully paid and nonassessable shares of the common stock, of the Company for a purchase price of $2.01 per share. (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Option or (as hereinafter defined) are referred to as the "Option Shares," (iii) the price payable hereunder for each of the Option Shares is referred to as the "Option Exercise Price," (iv) this Option, and all options hereafter issued in exchange or substitution for this Option or such other options are referred to as the "Options" and (v) the holder of this Option is referred to as the "Holder" and the holder of this Option and all other Options are referred to as the "Holders"). The Option Exercise Price is subject to adjustment as hereinafter provided:

1.   Exercise of Option.
     ------------------

     a)   Exercise for Cash
          -----------------

     This Option may be exercised, in whole at any time or in part from time to time, commencing April 5, 2002, and prior to 5:00 P.M., P.S.T., on October 5, 2011, by the Holder by the surrender of this Option (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 8(a) hereof, together with proper payment of the Per Share Option Price times the number of shares of Common Stock to be received. Payment for Option Shares shall be made by certified or official bank check payable to the order of the Company or if applicable, without cash pursuant to a cashless net exercise. If this Option is exercised in part, this Option must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Option Covering the Option Shares which have not been exercised. Upon such surrender of this Option the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Option is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Option, or the proportionate part thereof if this Option is exercised in part, pursuant to the provisions of this Option.

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     b)   Cashless Exercise
          -----------------

     In lieu of exercising this Option in the manner set forth in paragraph l(a) above, this Option may be exercised, in whole or in part, by surrender of the Option without payment of any other consideration, commission or remuneration, by execution of the cashless exercise subscription form (at the end hereof, duly executed). The number of shares to be issued in exchange for the Option will be computed by subtracting the Option Exercise Price from either (i) the closing bid price of the Common Stock on the date of receipt of the cashless exercise subscription form, or (ii) the most recent negotiated value used in connection with any sale of the Company's securities or in connection with any business combination involving the Company, and multiplying that amount by the number of shares represented by the Option, and dividing by the closing bid price as of the same date.

2.   Reservation of Option Shares, Listing.
     -------------------------------------

     The Company agrees that, prior to the expiration of this Option, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Option, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Option, free and clear of all restrictions on sale or transfer (except for applicable state or federal securities law restrictions) and free and clear of all pre-emptive rights.

3.   Protection Against Dilution.
     ---------------------------

     a) If, at any time or from time to time after the date of this Option, the Company shall issue or distribute (for no consideration) to the holders of shares of Common Stock evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Subsection 3(b), and also excluding cash dividends or cash distributions paid out of net profits legally available therefor if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than 5% of the Company's net worth) (any such nonexcluded event being herein called a "Special Dividend"), the Option Exercise Price shall be adjusted by multiplying the Option Exercise Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (defined as the average for the thirty consecutive business days immediately prior to the record date of the daily closing price of the Common Stock as reported by the principal exchange or market on which the Common Stock is listed) less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be such then current market price per share of Common Stock. An adjustment made pursuant to

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          this Subsection 3(a) shall become effective immediately after the record date of any such Special Dividend.

     b) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Option Exercise Price shall be adjusted so that the Holder of any Option upon the exercise hereof shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately prior thereto. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection 3(b), the Holder of any Option thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Option promptly after such adjustment) shall reasonably determine the allocation of the adjusted Option Exercise Price between or among shares of such classes or capital stock or shares of Common Stock and other capital stock.

     c) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Option shall have the right thereafter to convert such Option into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Option been converted immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this
          Section 3 with respect to the rights and interests thereafter of the Holder of this Option to the end that the provisions set forth in this
          Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Option. The above provisions of this Subsection 3(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or

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          conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the conversion of this Option shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Options not less than 10 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

     d) No adjustment in the Option Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this Subsection 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, however, that adjustments shall be required and made in accordance with the provisions of this
          Section 3 (other than this Subsection 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Option or Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Option Exercise Price, in addition to those required by this
          Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

     e)   Whenever the Option Exercise Price is adjusted as provided in this
          Section 3 and upon any modification of the rights of a Holder of Options in accordance with this Section 3, the Company shall promptly obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Option Exercise Price and the number of Option Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Options.

     f) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock, other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Options not less than 10 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

4.   Fully Paid Stock, Taxes.
     -----------------------

     The Company agrees that the shares of the Common Stock represented by each and every certificate for Option Shares delivered on the exercise of this Option shall, at the time of

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     such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to pre-emptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Option Exercise Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Option Share or certificate therefor.

5.   Transferability.
     ---------------

     Subject to compliance with federal and applicable state securities laws and the provisions of Section 13, the Holder of any Option may, prior to exercise or expiration thereof, surrender such Option at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a registered Holder of its intention to make such exchange and without expense (other than transfer taxes, if any) to such registered Holder, the Company shall issue in exchange therefor another Option or Options, in such denominations as requested by the registered Holder, for the same aggregate number of Option Shares so surrendered and containing the same provisions and subject to the same terms and conditions as the Option(s) so surrendered. The Company may treat the registered Holder of this Option as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Option or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Options. All options issued upon the transfer or assignment of this Option will be dated the same date as this Option, and all rights of the Holder thereof shall be identical to those of the Holder.

6.   Loss, etc., of Option.
     ---------------------

     Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Option, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Option, if mutilated, the Company shall execute and deliver to the Holder a new Option of like date, tenor and denomination.

7.   Option Holder Not Shareholders.
     ------------------------------

     Except as otherwise provided herein, this Option does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

8.   Communication.
     -------------

     No notice or other communication under this Option shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and (i) is personally delivered, (ii) five days after such written material is

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     mailed by first-class mail, postage prepaid, or (iii) one day after such written material is sent by a nationally recognized overnight courier, addressed to:

     a) the Company at 505 University Avenue, Suite 1400, Toronto, Ontario M5G 1X3, Canada, Attn: Phillip DeZwirek or such other address as the Company has designated in writing to the Holder; or

     b) the Holder at 505 University Avenue, Suite 1400, Toronto, Ontario M5G 1X3, Canada, or such other address as the Holder has designated in writing to the Company.

9.   Headings.
     --------

     The headings of this Option have been inserted as a matter of convenience and shall not affect the construction hereof.

10.  Withholding.
     -----------

     The Holder acknowledges that, upon any exercise of this Option, the Company shall have the right to require the Holder to pay to the Company an amount equal to the amount the Company is required to withhold as a result of such exercise for federal and state income tax purposes.

11.  Applicable Law.
     --------------

     This Option shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.

12.  Securities Law Compliance.
     -------------------------

     The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Holder may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered or exempt from registration and freely tradable under applicable state and federal securities laws, for Holder's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

13.  Nontransferability.
     ------------------

     Except as otherwise agreed to by the Company, during the lifetime of Holder, this Option shall be exercisable only by Holder or by the Holder's guardian or other legal representative,

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     and shall not be assignable or transferable by Holder, in whole or in part, other than by will or by the laws of descent and distribution.

14.  Scope of Agreement.
     ------------------

     This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Holder and any successor or successors of Holder permitted by Section 13 above.

IN WITNESS WHEREOF, CECO Environmental Corp. has caused this Option to be signed by its Chairman, as of this 5th day of October, 2001.

                                      CECO ENVIRONMENTAL CORP.


                                      By:     /s/ Phillip DeZwirek
                                            ----------------------
                                      Name: Phillip DeZwirek
                                      Title:Chairman and Chief Executive Officer

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                                SUBSCRIPTION
                                ------------

The undersigned,                      , pursuant to the provisions of the
                ----------------------
foregoing Option, hereby agrees to subscribe for and purchase shares of the Common Stock of CECO Environmental Corp. covered by said Option, and makes payment therefor in a manner specified in the Option in full at the price per share provided by said Option.


Dated:                                      Signature:

                                            Address:

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                                 ASSIGNMENT
                                 ----------

FOR VALUE RECEIVED                    hereby sells, assigns and transfers unto
                  -------------------
            the foregoing Option and all rights evidenced thereby, and does
------------
irrevocably constitute and appoint                        , attorney, to
                                   -----------------------
transfer said Option on the books of                      .
                                     ---------------------


Dated:                                      Signature:

                                            Address:

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                               PARTIAL ASSIGNMENT
                               ------------------

FOR VALUE RECEIVED                     hereby assigns and transfers unto
                  --------------------
                    the right to purchase                shares of the
-------------------                       --------------
Common Stock of CECO Environmental Corp. by the foregoing Option, and a proportionate part of said Option and the rights evidenced hereby, and does irrevocably constitute and appoint attorney, to transfer that part of said
Option on the books of                      .
                      ----------------------


Dated:                                      Signature:

                                            Address:

                         CASHLESS EXERCISE SUBSCRIPTION
                         ------------------------------

The undersigned                         pursuant to the provisions of the
               ------------------------
foregoing Option, hereby agrees to subscribe to that number of shares of Common Stock of CECO Environmental Corp. as are issuable in accordance with the formula set forth in paragraph l(b) of the Option, and makes payment therefore in full by surrender and delivery of this Option.

Dated:                                      Signature:

                                            Address:

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